                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                        July 23, 2007

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On July 23, 2007, Hancock Holding Company
issued a press release announcing a presentation to be made at Keefe, Bruyette &
Woods Community Bank Investor Conference in New York, NY on Tuesday, July 31,
2007.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated July 23, 2007, headed "Hancock Holding Company
                             to present at Keefe, Bruyette & Woods Community
                             Bank Investor Conference."

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 24, 2007

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                                           HANCOCK HOLDING COMPANY

For Immediate Release                                                     For More Information
July 23, 2007                                                             Paul D. Guichet, VP, Investor Relations
                                                                          800.522.6542 or 228.563.6559
                                                                          paul_guichet@hancockbank.com

============================================================================================================

                      Hancock Holding Company to present at Keefe, Bruyette & Woods
                                    Community Bank Investor Conference

     GULFPORT,  MS (July 23,  2007) - Executives  of Hancock  Holding  Company  (NASDAQ:  HBHC),  the parent company of  108-year-old  Hancock  Bank,  will  present a  corporate  overview  to  attendees  at the Keefe,
Bruyette & Woods (KBW) 8th Annual  Community Bank Investor  Conference at the  Waldorf-Astoria  in New York,
NY, from 2:00 p.m. to 2:30 p.m. (EDT) on Tuesday, July 31st , 2007.

     At the KBW conference,  Hancock's chief  executive  officer Carl J. Chaney and chief financial  officer
Michael M.  Achary  will  review  the  company's  recent  financial  performance  and  business  strategies.
Investor  Relations  vice president Paul D. Guichet will  coordinate  one-on-one  meetings with analysts and investors.

     A  live   webcast   of   Hancock's   presentation   will   be   available   at  the   conference   link
http://www.kbw.com/news/conferenceCommunity.html.  A replay of the company's  presentation will be available for a period  of 60 days  after  the  conference.  Investors  and  analysts  may  also  access a copy of the presentation  by visiting  Hancock's  website at  www.hancockbank.com  and selecting the Investor  Relations link.

     Hancock  Holding  Company - the parent  company of Hancock Bank of Alabama,  Hancock Bank  Mississippi,
Hancock Bank of Louisiana,  Hancock Bank of Florida - has assets of $5.9 billion.  Bank subsidiaries include
Hancock Investment  Services,  Inc.,  Hancock Insurance Agency, and Harrison Finance Company.  Additionally,
the company  operates  corporate  trust  offices in Gulfport,  MS,  Jackson,  MS, New Orleans,  LA and Baton
Rouge,  LA.  Hancock's  trust  department,  a division of the wealth  management  group,  has assets of $7.7 billion,  with assets under management of $2.5 billion,  as of March 31, 2007. Founded in 1899, Hancock Bank
stands among the strongest,  safest  financial  institutions  in the United States and is the only financial services  company  headquartered  in the Gulf  South to rate  among  the top 20  percent  of  America's  top performing  banks.  Hancock  offers  comprehensive  financial  solutions  through  more than 140 banking and financial  services  offices and more than 130  automated  teller  machines  throughout  South  Mississippi,
Louisiana, southern Alabama, and the Florida Panhandle.

"SAFE HARBOR"  STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations  to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides  a safe  harbor for such disclosure,  which protects the companies from  unwarranted  litigation if actual results are different from management  expectations.  This  release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  Company  performance,
and  financial  results.  These  forward-looking   statements  are  subject  to  a  number  of  factors  and
uncertainties  which could cause the Company's  actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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